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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                           --------------------------


Date of Report (Date of earliest event reported):  October 11, 2000

                        EuroTelecom Communications, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                                                 87-0409699
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                                     0-27673
                            (Commission File Number)


Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD
------------------------------------------------------------------------
(Address of principal executive offices)                (UK Postal Code)

011-44-1709-874-600
-------------------
Registrant's telephone number, including area code (U K)


F4 Mexborough Business Center, College Road, Mexborough, Yorkshire, England
---------------------------------------------------------------------------
Former Address



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ITEM 5.  OTHER EVENTS.

Eurotelecom Communications, Inc. issued a press release on October 11, 2000, regarding the adjournment to November 6, 2000 of a special meeting of stockholders to have been held October 11, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99. Press Release issued by EuroTelecom Communications, Inc. on October 11, 2000.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 11, 2000

                                EUROTELECOM COMMUNICATIONS, INC.
                                (Registrant)



                                By: /s/: Philip S. Derry
                                    -------------------------------
                                    Name:  Philip S. Derry
                                    Title: President and Chief Executive Officer




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                                  EXHIBIT INDEX
                                  -------------


  Exhibit
  No.                      Description
  ---                      -----------

99.                        Press Release issued by EuroTelecom Communications,
                           Inc. on October 11, 2000.








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